UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

IAC/InterActiveCorp
(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On June 11, 2008, IAC/InterActiveCorp (“IAC”) commenced a cash tender offer for any and all of its outstanding 7% Senior Notes due 2013 (the “Notes”) and a related consent solicitation to amend the indenture governing the Notes. IAC issued a press release announcing the commencement of the tender offer and consent solicitation, which appears in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d)

Exhibits to this Form 8-K

Exhibit No.	Description

99.1	Press Release of IAC/InterActiveCorp dated June 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

Date: June 12, 2008	/s/ Greg Blatt
Name: Greg Blatt
Title: Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description

99.1	Press Release of IAC/InterActiveCorp dated June 11, 2008